Investor Update November 2006 Exhibit 99.1

Safe Harbor Disclosure
Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today.  These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.
Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K/A for the year ended
December 31, 2005.

AirTran Airways Today
• Youngest all-Boeing fleet in America
– 123 Airplanes – 87 717s / 36 737s
• 52 cities served
• 7 consecutive years of profitability
– One of two consistently profitable airlines
• Stable and experienced management

AirTran Airways 2006 YTD Highlights
• Network expansion
– Capacity +25%
– RPMs +25%
– 15.0 million passengers, +23%
– Strong RASM improvement
• Opened two new cities in 2006:
-
White Plains, New York and Seattle, Washington
• Announced two new cities starting in 2007:
-
Newburgh, New York and Daytona Beach, Florida
• All-time record quarterly profit in 2Q 2006

5 6 7 8 9 10 11 LUV AAI JBLU LCC NWAC DAL AMR CAL While legacy costs are down, gap remains large AirTran Has Very Low Costs (cents) Non-Fuel Unit Costs at 649 Miles for 1H 2006

6 AirTran Has Industry Leading Employee Efficiency 50 60 70 80 90 100 Q105 Q205 Q305 Q405 Q106 Q206 Q306 jetBlue Southwest AirTran FTE’s per Aircraft JBLU +39% LUV +14%

What Creates AirTran’s Low Cost Advantage?
• Productive workforce at all levels
• Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
• Efficient use of facilities
• Competition for heavy maintenance contracts
• Low cost distribution
– Over 70% of sales are directly with AirTran
(Reservations or AirTran.com)

8 Lowering Costs Is Not A One Time Event AirTran's Non-Fuel Unit Cost Trend 6.00 6.25 6.50 6.75 7.00 7.25 2001 2002 2003 2004 2005 2006E * Excludes non-recurring special items (cents per mile)

New 737 Aircraft Will Continue To Drive Down Costs
• Increases crew productivity
– No additional staffing required
– 17% increase in seats
• Transcontinental range increases productivity
– Utilization now 12-13 hrs/day vs. 11 hrs/day on 717’s
• Even better fuel economy than the 717 per seat
• Order timing was at the bottom of the market (June 2003)
– Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance

10 Low Cost Fleet Plan 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s 186 Currently 123 Aircraft: 87 717s / 36 737s 172 154 139 125 105 87 74 Aircraft

AAI 11%
Higher
AAI 3%
Higher
AAI -39%
Lower
AAI -30%
Lower
Despite Bankruptcy, AAI Cost Advantage Versus DAL Has Widened
Among Low Cost Industry Leaders
(cents) (cents)
Non-Fuel CASM
6
8
10
12
DAL
Q201
AAI
Q201
DAL
Q206
AAI
Q206
0
2
4
6
8
10
12
LUV
2006E
AAI
2006E
LUV
2007E
AAI
2007E
Non-Fuel CASM
AirTran Poised To Become Industry’s Lowest Cost Provider
Fuel CASM

Low Costs Does Not Mean Budget Service
• Assigned seating
• Business class
– Only major U.S. airline with business class on every flight
• Convenient distribution
– Internet/Kiosks
– Telephone reservations and airport sales
– Travel agencies
• XM Radio and oversized luggage bins
• Friendly crewmembers

Marketing Alliance With Frontier
•
Announced Tuesday, November 14th
• Creates a low cost, low complexity alliance that will
generate additional revenue in near term
• Combines AirTran’s East coast network with Frontier’s
Western U.S. network
• Expands the scope and value of the frequent traveler
program; earn and redeem on both networks
• Unique online and call center referral program
• Provides a platform for expanded code share in the future

Grand Bahama Grand Bahama
Boston Boston
Houston Houston
New Orleans New Orleans
Miami Miami
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Seattle Seattle
Newburgh Newburgh
White Plains White Plains
New York City New York City
Philadelphia Philadelphia
Newark Newark
Baltimore Baltimore
Washington, D.C. Washington, D.C.
Richmond Richmond
Newport News/ Newport News/
Williamsburg Williamsburg
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Myrtle Beach Myrtle Beach
Atlanta Atlanta
Savannah Savannah
Jacksonville Jacksonville
Daytona Beach Daytona Beach
Orlando Orlando
Tampa Tampa
Dayton Dayton
Milwaukee Milwaukee
Flint Flint
Detroit Detroit
Buffalo/Niagara Buffalo/Niagara
Rochester Rochester
Bloomington Bloomington
San Diego San Diego
Orange County Orange County
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
San Jose San Jose
Fresno Fresno
Los Angeles Los Angeles
Frontier Alliance Will Create A Broad National Network
Reno / Tahoe Reno / Tahoe
Sacramento Sacramento
San Antonio San Antonio
St. Louis St. Louis
Nashville Nashville
Portland Portland
Salt Lake City Salt Lake City
Anchorage Anchorage
Calgary Calgary
Spokane Spokane
Boise Boise
Billings Billings
Minneapolis Minneapolis
Mexico                Mexico
(8 Destinations) (8 Destinations)
Pittsburgh Pittsburgh
Akron-Canton
Akron-Canton
-Canton
Canton
Indianapolis Indianapolis
Memphis Memphis
Little Rock Little Rock
Oklahoma City Oklahoma City
Tulsa Tulsa
Wichita Wichita
Gulfport/Biloxi Gulfport/Biloxi
Dallas/Ft. Worth Dallas/Ft. Worth
Austin Austin
Pensacola Pensacola
Sarasota Sarasota
Ft. Myers Ft. Myers
Kansas City Kansas City
Omaha Omaha
Chicago Chicago
Moline Moline
Phoenix Phoenix
Tucson Tucson
Albuquerque Albuquerque
El Paso El Paso

JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
US Airways
Alaska
Southwest
America West
Continental
American
Delta
United
Northwest
American Eagle
AirTran
Alaska
US Airways
Northwest
Southwest
Delta
American
America West
Continental
United
American Eagle
AirTran
AirTran Maintains High Airline Quality Rating
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
NR.
2004
2003
2002
2001
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
2005
* Wichita State University and
University of Nebraska, Omaha

16 Low Costs and Modern Jets Creates Great Growth Opportunities

Grand Bahama Grand Bahama
Minneapolis Minneapolis
Boston Boston
Houston Houston
New Orleans New Orleans
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Wichita Wichita
Kansas City Kansas City
West Palm Beach West Palm Beach
Chicago Chicago
Los Angeles Los Angeles
San Francisco San Francisco
Seattle Seattle
Denver Denver
AirTran 2006:  Capitalizing On Opportunities
Growth Since 9/11/01
Cities:    18
Routes:  83
Newburgh Newburgh
White Plains White Plains
New York City New York City
Philadelphia Philadelphia
Newark Newark
Baltimore Baltimore
Washington, D.C. Washington, D.C.
Richmond Richmond
Newport News/ Newport News/
Williamsburg Williamsburg
Raleigh/Durham
Charlotte Charlotte
Myrtle Beach Myrtle Beach
Atlanta Atlanta
Savannah Savannah
Jacksonville Jacksonville
Daytona Beach Daytona Beach
Orlando Orlando
Ft. Myers Ft. Myers
Sarasota Sarasota
Tampa Tampa
Pensacola Pensacola
Gulfport/Biloxi Gulfport/Biloxi
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Dayton Dayton
Moline Moline
Milwaukee Milwaukee
Akron-Canton
Pittsburgh Pittsburgh
Flint Flint
Detroit Detroit
Buffalo/Niagara Buffalo/Niagara
Rochester Rochester
Las Vegas Las Vegas
Bloomington Bloomington
Indianapolis Indianapolis

Bloomington Bloomington
Buffalo Buffalo
Newark Newark
Pittsburgh Pittsburgh
Miami Miami
West Palm Beach West Palm Beach
Denver Denver
Pensacola Pensacola
Freeport Freeport
Wichita Wichita
Houston Houston
Gulfport Gulfport
Los Angeles Los Angeles
Kansas City Kansas City
Memphis Memphis
Moline Moline
Minneapolis Minneapolis
New Orleans New Orleans
San Francisco San Francisco
New York New York
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach Myrtle Beach
Raleigh-Durham
Baltimore Baltimore
Flint Flint
Las Vegas Las Vegas
Cities >=5 destinations
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Jan06 13
Jan07 16
Dayton Dayton
49
Milwaukee Milwaukee
Charlotte Charlotte
Richmond Richmond
Seattle Seattle
Atlanta Atlanta
13
10
Chicago Chicago
Tampa Tampa
Boston Boston
9
5
Akron/ Akron/
Canton Canton
8
8
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
6
Philadelphia Philadelphia
6
Rochester Rochester
9
Ft. Myers Ft. Myers
5
Dallas Dallas
White Plains White Plains
Sarasota Sarasota
6
11
Newport News Newport News
5
Detroit Detroit
6
Network Breadth Drives Cost and Revenue Efficiencies
Newburgh Newburgh
24
Daytona Beach Daytona Beach

AirTran’s Atlanta Hub is Now
One of the Nations Largest Mainline Hubs
0 100 200 300 400 500 600 700 800 900 1,000 1,100
LCC-Las Vegas
UAUA-Washington, DC
UAUA-Los Angeles
Frontier-Denver
ALK-Seattle
UAUA-San Francisco
JBLU-New York
LCC-Phoenix
AMR-Miami
CAL-Newark
LCC-Charlotte
UAUA-Denver
AAI-Atlanta
AMR-Chicago
NWAC-Detroit
CAL-Houston
NWAC-Minneapolis
UAUA-Chicago
AMR-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
235 departures in Jan 2007

Adjusted Fleet Plan
130
135
140
145
150
155
160
165
Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408
5%
10%
15%
20%
25%
Original Aircraft Adjusted Aircraft
Original ASM Growth Adjusted ASM Growth
Total Aircraft ASM Growth Rate

AirTran Continues to Manage Fuel Exposure
ASMs per Gallon
0
10
20
30
40
50
60
70
2000 2006
>40% improvement
AirTran's Current Hedge Position
48%
16%
34%
37%
58%
0%
10%
20%
30%
40%
50%
60%
Q106 Q206 Q306 Q406 2007
$2.09/gal
actual
$2.40/gal
actual
$2.22/gal
forecast
$2.05/gal
forecast
$2.02/gal
actual

22 Fuel Sensitivity $65 Crude $60 Crude $70 Crude 2007E Fuel Expense ($MM) $780 $740 $820 Change from $65 ($MM) NA +$40 -$40 EPS Change from $65 NA +$0.23 -$0.23 Forward Curve * Based on estimates

Summary
• AirTran has good fundamentals
–
Young fleet
–
Better growth plan with balanced deliveries
–
Experienced management
–
Positioned to become the low cost leader
• Significant opportunities remain
–
4 to 5 new cities per year
–
Connecting existing cities
• Taking steps to reduce growth rate in 2007 and 2008